WisdomTree Bianco Total Return Fund – WTBN (NASDAQ)

Summary Prospectus – December 20, 2023

Before you invest in the Fund, as defined below, you may want to review the Fund’s prospectus and statement of additional information (“SAI”), which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and SAI are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and SAI, reports to shareholders, as well as other information about the Fund, online at www.wisdomtree.com/investments/resource-library/prospectus-regulatory-reports. You may also obtain this information at no charge by calling 1-866-909-9473 or by sending an e-mail request to getinfo@wisdomtree.com.

Investment Objective

The WisdomTree Bianco Total Return Fund (the “Fund”) seeks to track the price and yield performance, before fees and expenses, of the Bianco Research Fixed Income Total Return Index (the “Index”).

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. The fees are expressed as a percentage of the Fund’s average net assets.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%[1]
Acquired Fund Fees and Expenses	0.07%[1]
Total Annual Fund Operating Expenses	0.57%[2]
Fee Waivers	0.03%[3]
Total Annual Fund Operating Expenses After Fee Waivers	0.54%[2]

1	Other Expenses and Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
2	The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waivers in this fee table may not correlate to the expense ratios in the Fund’s financial highlights and financial statements because the financial highlights and financial statements reflect only the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses, which are fees and expenses incurred indirectly by the Fund through its investments in certain underlying investment companies.
3	WisdomTree Asset Management Inc. (“WisdomTree Asset Management” or the “Adviser”) has contractually agreed, through December 31, 2024, to reduce the Fund’s Management Fee in an amount equal to the management fee paid to it by any WisdomTree Fund in which the Fund invests with respect to such investment. The amount waived may be reduced to offset the incremental costs related to an investment in an underlying fund and paid by WisdomTree Asset Management. This waiver agreement may be terminated by WisdomTree Asset Management upon advance notice at the conclusion of any one-year term or by the Fund’s Board of Trustees at any time.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes you invest $10,000 in the Fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, except that the example assumes the Fee Waiver applies only in the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$55	$180

WisdomTree Trust Prospectus 1

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Fund’s Annual Fund Operating Expenses or in the example, affect the Fund’s performance. The Fund is newly organized and therefore, portfolio turnover information is not yet available.

Principal Investment Strategies of the Fund

The Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Index. The Fund generally uses a replication strategy to achieve its investment objective, meaning it generally invests in all of the securities of the Index in approximately the same proportion as the Index. However, the Fund also may use a representative sampling strategy to invest in a sample of the securities in the Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the Index as a whole. The Fund generally will use a representative sampling strategy when the Adviser or Sub-Adviser believes it will better position the Fund to seek to achieve its investment objective, such as when buying each security in an Index is impracticable or inefficient, or when one or more securities in the Index becomes unavailable, including as a result of legal restrictions or limitations that apply to the Fund and/or a security in the Index. Under normal circumstances, the Fund primarily invests in the constituent exchange-traded funds (“ETF”) of the Index. However, the Fund also may invest directly in fixed-income securities.

The Index, created by Bianco Research Advisors LLC (the “Index Provider”), is composed of approximately 5 to 20 fixed income ETFs that are specifically selected and weighted using a modified market-capitalization weighting scheme to achieve specified factor exposures, which are described in detail in the “Additional Information About the Fund’s Investment Strategies” section of the Prospectus. An Index Committee established by the Index Provider is responsible for the construction and maintenance of the Index. The Index Provider employs a multi-step rules-based index process administered by an Index Committee to construct and maintain the Index. In addition to the general construction and maintenance processes for the Index, the rules-based index process defines the fixed income ETF eligibility criteria, as well as the factor exposures to which tilts may be applied. Within these fixed parameters, the Index Committee may exercise discretion in determining the factors to which tilts should be applied, the calibration of those tilts, and in selecting the fixed income ETFs from the Eligible ETF Pool to achieve those tilts.

To construct the Index, the Index Committee first selects a pool of fixed income ETFs, each of which must meet certain pre-determined criteria described herein and in the Index’s methodology (the “Eligible ETF Pool”). To be eligible for inclusion in the Eligible ETF Pool, a fixed income ETF must (i) have at least 90% of its net assets invested in fixed income securities or exposed to the risk and return characteristics of fixed income securities, such as through investments in some or all of the following: fixed income securities, cash (including cash equivalents), senior loans, preferred securities, or derivatives that provide economic exposure similar to fixed income securities, (ii) have shares listed on a major U.S. national securities exchange, (iii) provide exposure to fixed-income assets, including but not limited to government bonds, corporate bonds, municipal bonds, mortgage-backed securities, high yield securities, inflation-protected securities, and international and emerging markets fixed income securities, and (iv) meet certain liquidity, cost effectiveness, and efficiency (i.e., achieves its investment objective in an efficient manner) criteria. The Eligible ETF Pool is reconstituted annually using these criteria. The Index Committee selects all Index constituents from the Eligible ETF Pool, including any new or replacement constituents needed during the course of a year to maintain the desired exposure of the Index and to accommodate any contingencies affecting Index constituents. WisdomTree ETFs may be included in the Eligible ETF Pool.

The Index Committee establishes a neutral portfolio of fixed income ETFs, selected from the Eligible ETF Pool, that reflects a baseline of aggregate exposures based on the duration, curve, credit and volatility risk (collectively, “Baseline Exposures”) of a universe of U.S. dollar-denominated investment grade debt meeting certain criteria selected by the Index Committee (the “Baseline Universe”). Using the Baseline Universe, the Index Committee conducts a factor exposure analysis to estimate the factor exposures it believes are driving the Baseline Universe’s returns (collectively, the “Factor Exposures”) and calibrates tilts to those factors to produce the desired Index exposures.

The Index Committee then selects a group of fixed income ETFs from the Eligible ETF Pool that, in the aggregate, provide the desired factor exposure profile to serve as the Index constituents. The Index is reconstituted and rebalanced at the end of each month.

2 WisdomTree Trust Prospectus

To the extent the Index concentrates (i.e., holds more than 25% of its net assets) in the securities of companies assigned to a particular industry or group of industries, the Fund will concentrate its investments in such industry to approximately the same extent as the Index.

Principal Risks of Investing in the Fund

You can lose money on your investment in the Fund. While certain of the risks are prioritized in terms of their relevance to the Fund’s investment strategies, most risks are presented in alphabetical order. This ordering approach is designed to both facilitate an investor’s understanding of the Fund’s risks and enable an investor to easily locate and compare risks among funds. Each risk summarized below is considered a “principal risk” of investing in the Fund (either incurred directly or through its investments in underlying funds), regardless of the order in which it appears. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its investment objective. For more information about the risks of investing in the Fund, see the sections in the Fund’s Prospectus titled “Additional Principal Risk Information About the Fund” and “Additional Non-Principal Risk Information.”

■	Debt Securities Risk. Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.

■	Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of an increase in interest rates and changes to other factors, such as perception of an issuer’s creditworthiness. Interest rates may change suddenly or unexpectedly and have unpredictable impacts on the financial markets and the Fund’s investments. To the extent that the Fund holds fixed income securities with longer durations, such securities generally are subject to greater interest rate risk.

■	Investment in Other ETFs Risk. The Fund’s investment performance and risks may be directly related to the investment performance and risks of the fixed income ETFs in which the Fund invests. In addition, the Fund will pay a proportional share of the fees and expenses of the ETFs in which it invests in addition to its own fees and expenses, which will reduce the Fund’s performance. Investments by the Fund in another ETF are subject to, among other risks, the risk that trading in the ETF’s shares may be halted or that the ETF’s shares may trade at a discount or premium relative to the NAV of the shares.

■	Mortgage- and Asset-Backed Securities Risk. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of mortgage- and asset-backed securities. Mortgage- and asset-backed securities can also be subject to the risk of default on the underlying mortgages or other assets. Mortgage- and asset-backed securities are subject to fluctuations in yield due to prepayment rates that may be faster or slower than expected. Default or bankruptcy of a counterparty to a mortgage-related transaction would expose the Fund to possible loss.

■	Investment Risk. As with all investments, an investment in the Fund is subject to loss, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

■	Market Risk. The trading prices of securities and other instruments fluctuate in response to a variety of factors, such as economic, financial or political events that impact the entire market, market segments, or specific issuers. The Fund’s NAV and market price may fluctuate significantly in response to these and other factors. As a result, an investor could lose money over short or long periods of time.

■	Shares of the Fund May Trade at Prices Other Than NAV. As with all ETFs, Fund shares may be bought and sold in the secondary market at market prices. The market prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV, and there may be times when the market price of the shares is more than the NAV (premium) or less than the NAV (discount). This risk is heightened in times of market volatility or periods of steep market declines. Because securities held by the Fund may trade on, or have exposure to, foreign exchanges that are closed when the Fund’s primary Listing Exchange is open, the Fund is likely to experience premiums and discounts greater than those of domestic ETFs. Additionally, in stressed market conditions, the market for the Fund’s shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

WisdomTree Trust Prospectus 3

■	Credit Risk. Issuers might not make payments on debt securities, resulting in losses. Credit quality of securities may be lowered if an issuer’s financial condition changes, also resulting in losses.

■	Currency Exchange Rate Risk. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Fund’s investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Fund may also change quickly, unpredictably, and without warning, and you may lose money.

■	Cybersecurity Risk. The Fund and its service providers may be susceptible to operational and information security risks resulting from a breach in cybersecurity, including cyber-attacks. A breach in cybersecurity, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data, denial-of-service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third-party service providers, market makers, institutional investors authorized to purchase and redeem shares directly from the Fund (i.e., Authorized Participants), or the issuers of securities in which the Fund invests may subject the Fund to many of the same risks associated with direct cybersecurity breaches.

■	Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

■	Foreign Securities Risk. Investments in non-U.S. securities involve political, regulatory, and economic risks that may not be present in investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to foreign currency fluctuations, political or economic instability, or geographic events that adversely impact issuers of foreign securities. Investments in non-U.S. securities also may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. These and other factors can make investments in the Fund more volatile and potentially less liquid than other types of investments. These risks may be heightened to the extent the Fund invests in companies domiciled in or otherwise tied to developing or emerging market countries.

■	Geopolitical Risk. Some countries and regions in which the Fund invests may experience security concerns, war, threats of war, aggression and/or conflict, terrorism, economic uncertainty, sanctions or the threat of sanctions, natural and environmental disasters, the spread of infectious illness, widespread disease or other public health issues and/or systemic market dislocations that lead to increased short-term market volatility and have adverse long-term effects on and world economies and markets generally, each of which may negatively impact the Fund’s investments.

■	High Yield Securities Risk. Higher yielding, high risk debt securities, sometimes referred to as junk bonds, may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be more susceptible to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. High yield securities may be regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

■	Index and Data Risk. The Fund is not “actively” managed and seeks to track the price and yield performance, before fees and expenses, of the Index. The Index may not perform as intended. The Index Provider has the right to make adjustments to the composition and/or operation of the Index or to cease making the Index available without regard to the particular interests of the Fund or its shareholders. If the computers or other facilities of the Index Provider, data providers and/or relevant stock exchange malfunction for any reason, calculation and dissemination of Index values may be delayed and trading in Fund shares may be suspended for a period of time. Errors in Index data, Index calculations and/or the construction of the Index may occur from time to time and may not be identified and/or corrected by the Index Provider or other applicable party for a period of time or at all, which may have an adverse impact on the Fund and its shareholders. The potential risk of continuing error may be particularly heightened in the case of the Index, which is generally not used as a benchmark by other funds or managers.

4 WisdomTree Trust Prospectus

■	Investment Style Risk. The Fund invests in the securities included in, or representative of, the Index regardless of their investment merit. The Fund does not attempt to outperform the Index or take defensive positions in declining markets. As a result, the Fund’s performance may be adversely affected by a general decline in the market segments relating to the Index.

■	Municipal Securities Risk. Municipal securities are subject to a variety of risks, including credit, interest rate, prepayment, and valuation risks. Issuers, including governmental issuers, of municipal securities may be unable to pay their obligations as they come due. The values of municipal securities that depend on a specific revenue source to fund their payment obligations may fluctuate as a result of actual or anticipated changes in the cash flows generated by the revenue source or changes in the priority of the municipal obligation to receive the cash flows generated by the revenue source. The values of municipal securities may also be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. In addition, income from municipal securities held by the Fund could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of an issuer or other obligated party. Loss of tax-exempt status may cause interest received and distributed to shareholders by the Fund to be taxable and may result in a significant decline in the values of such municipal securities.

■	Non-Correlation Risk. As with all index funds, the performance of the Fund and that of the Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs, while also managing cash flows and potential operational inefficiencies, not incurred by its Index. In addition, when markets are volatile, the ability to sell securities at fair value prices may be adversely impacted and may result in additional trading costs and/or increase the Index tracking risk. The Fund’s use of sampling techniques also may affect its ability to achieve close correlation with its Index.

■	Non-Diversification Risk. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

■	Portfolio Turnover Risk. The Fund’s investment strategy may result in a high portfolio turnover rate. Higher portfolio turnover may result in the Fund paying higher transaction costs and the distribution of additional capital gains, which may generate greater tax liabilities for shareholders who hold the shares in taxable accounts. Increased transaction costs and distributions of capital gains may negatively affect the Fund’s performance.

■	TIPS Risk. TIPS are inflation-protected public obligations of the U.S. Treasury. The interest and principal payments of TIPS are adjusted for inflation, typically on a monthly basis, in accordance with changes to a designated inflation index, such as the Consumer Price Index. Due to their inflation adjustment feature, TIPS typically have lower yields than conventional fixed-rate bonds. As inflation rises, the values of the TIPS’ interest and principal payments increase. Conversely, as inflation decreases, the values of the TIPS’ interest and principal payments decrease. Accordingly, the Fund's income from TIPS may decline due to deflation, a decline in inflation, or changes in inflation expectations.

■	U.S. Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. The ability of foreign governments to repay their obligations is adversely impacted by default, insolvency, bankruptcy or by political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, civil war, social instability and the impact of these events and circumstances on a country’s economy and its government’s revenues.

Fund Performance

The Fund is new and therefore does not yet have a performance history. Updated performance information for the Fund will be available online on the Fund’s website at www.wisdomtree.com/investments.

Management

Investment Adviser and Sub-Adviser

WisdomTree Asset Management serves as investment adviser to the Fund. Mellon Investments Corporation (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund.

WisdomTree Trust Prospectus 5

Portfolio Managers

The Fund is managed by the Sub-Adviser’s Equity Index Strategies Portfolio Management team. The individual members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are identified below.

Marlene Walker-Smith, a Director, Head of Equity Index Portfolio Management, has been a portfolio manager of the Fund since its inception.

David France, CFA, a Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since its inception.

Todd Frysinger, CFA, a Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since its inception.

Vlasta Sheremeta, CFA, a Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since its inception.

Michael Stoll, a Vice President, Senior Portfolio Manager and Team Manager, has been a portfolio manager of the Fund since its inception.

Buying and Selling Fund Shares

The Fund is an ETF. This means that individual shares of the Fund are listed for trading on a national securities exchange, currently NASDAQ and may only be purchased and sold in the secondary market through a broker-dealer at market prices. Because Fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying and selling shares in the secondary market (the “bid/ask spread”). Recent information regarding the Fund, including its NAV, market price, premiums and discounts, and bid/ask spreads, is available on the Fund’s website at www.wisdomtree.com/investments.

The Fund issues and redeems shares at NAV only in large blocks of shares (“Creation Units”), which only certain institutions or large investors (typically market makers or other broker-dealers) may purchase or redeem. The Fund issues and redeems Creation Units in exchange for a portfolio of securities and/or U.S. cash.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income, or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), WisdomTree Asset Management or its affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training or other initiatives related to the sale or promotion of Fund shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.

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